Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of August 7, 2015 (the “Agreement”) is entered into among Citrix Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Credit Agreement dated as of January 7, 2015 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    during any period of 12 consecutive months commencing after the Closing Date, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    The Borrower hereby represents and warrants as follows:
(i)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower of this Agreement.
(c)    The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (except with respect to Section 5.06 (“Litigation”) of Article V solely in regard to that certain lawsuit captioned Bethell v. Citrix Systems Inc., et al., Case No. CACE-15-011046 (Fla. Cir. Ct. Seventeenth Jud. Dist. (Broward County) filed June 24, 2015) and in each other Loan Document are true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects), as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                CITRIX SYSTEMS, INC.,
a Delaware corporation

By:    /s/ David Zalewski
Name: David Zalewski
Title: Vice President & Chief Accounting Officer

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Joan Mok
Name: Joan Mok
Title: Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:    /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Stuart Edwards
Name: Stuart Edwards
Title: Vice President

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Justin Kelley
Name: Justin Kelley
Title: Vice President

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:    /s/ James M. Walsh
Name: James M. Walsh
Title: Vice President and Managing Director

CITRIX SYSTEMS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT